EXHIBIT 99.1


                       SPAN-AMERICA MEDICAL SYSTEMS, INC.

                                 CODE OF CONDUCT


                                  INTRODUCTION

         Span-America Medical Systems, Inc. (the "Company") is committed to a policy of adhering to the highest ethical standards in the conduct of its business operations. Although the Company has confidence in the integrity and loyalty of all of its employees and their adherence to the highest public awareness of corporate behavior, a code of conduct reaffirming the Company's position is desirable.

         This statement of business ethics and principles shall serve as a code of conduct for all of the Company's directors, officers and employees. While it is not intended that this statement cover every situation that might arise, it should be well understood that the Company places great emphasis on sound business ethics founded upon honesty, fairness and adherence to the law, and that any questionable practice should be weighed against these principles. Public confidence and trust is of the utmost importance to our Company and it is vitally important that this confidence and trust never be lost or compromised.

                      COMPLIANCE WITH LAWS AND REGULATIONS

         It is the intent of the Company to operate in strict compliance with all laws and regulations that may be applicable to its business operations. Since some laws and regulations appear ambiguous and difficult to interpret, employees should seek advice through the Human Resource Department or their immediate supervisor whenever necessary to comply fully with the Company's policy to observe and follow all laws and regulations.

                              CONFLICTS OF INTEREST

         It is the policy of the Company that, without prior disclosure to and approval from the Company's Board of Directors at no time shall a director, officer or employee of the Company have any position with or substantial interest in any other business enterprise, the existence of which would conflict, or might reasonably be assumed to conflict, with the proper performance of one's Company duties and responsibilities, or which might tend to affect one's independence of judgment with respect to transactions between the Company and such other business enterprise.

         There will be no exceptions and full compliance with this policy is expected.


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         PURCHASES AND SALES OF EQUIPMENT, PROPERTY, SERVICES, ETC.

                  Purchases and sales of equipment, supplies, property and services by the Company are to be made on the basis of merit and without favoritism. All purchases should be carried out by obtaining competitive bids from at least three different vendors whenever possible and practicable. Bids should be obtained for ongoing purchases on a yearly basis or at the end of contract terms. Bids should be taken for individual jobs done on a one-time basis when practicable.

         OUTSIDE FEES

                  No fees, commissions or other pecuniary benefits should be accepted, either directly or indirectly from any source, except the Company, for arranging or effecting any purchase or sale of property, services or any investment by the Company.

         TRANSACTIONS WITH AFFILIATES AND INTERLOCKING RELATIONSHIPS

                  As a general  rule,  the  Company  should  not enter  into any material transaction with its own directors, employees or with enterprises in which they have material interests. Prior to any such material transaction, a full disclosure should be made to prevent any potential conflict of interest.

                  To fully comply with the applicable statutes in these instances, any director or employee who is interested in a transaction either personally or through an interlocking relationship, cannot participate in the transaction on behalf of the Company, nor participate in that portion of any Board meeting or its committee at which the transaction is being considered.

         AWARDING CONTRACTS TO WORK TO RELATIVES AND/OR BUSINESS ASSOCIATES

                  Any personal responsible for awarding contracts or work must disclose to the Chief Financial Officer of the Company ("CFO") any contract or work awarded to a relative and/or business associate. A relative is to include spouses, parents, children, brothers, sisters, aunts, uncles, cousins and step or in-law relations. A business associate is any person(s) with whom you have an investment or interest in a business or property of over $5,000.

                  This is not to preclude any relative and/or business associate from receiving a contract or work from the Company, if the best interest of the Company is served. This is to ensure that the Company and the individual responsible for the awarding of the contract or work are protected from even the appearance of any conflict of interest.

                        OUTSIDE ACTIVITIES AND INTERESTS

         The Company encourages its personnel to take an active part in civic, charitable, cultural and educational activities. However, before accepting any outside employment or obligations which might compete or conflict with the

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interests  of the  Company,  employees  should  first secure the approval of the
President or a Vice President of their respective department. No person shall engage in any outside employment or consulting work which will encroach upon one's performance as a full-time employee of the Company. No person shall own or acquire property or other business interests if their operation or value would create a conflict of interest with the Company. It is also impermissible to divert to oneself or to others any business opportunity in which the Company might become involved. Any material or substantial interests one has in any other corporation or incorporated enterprise, which engages or may engage in transactions with the Company, should be reported to the CFO.

                             GIFTS AND ENTERTAINMENT

         The receiving of substantial gifts, favors, discounts, entertainment, hospitality or other gratuities involving persons doing business or seeking to do business with the Company is discouraged. Many vendors have budgets that allow them to pay for trips, golf tournaments, etc., for their customers. Every effort should be made for the Company to receive a cash payment from these vendors so that the Company has the ability to administer these funds for the best use of the Company. However, if any gift with a value over $250 is accepted, it should be reported to the CFO. The decision to receive substantial gifts, favors, discounts, entertainment, hospitality or other gratuities made payable to the Company for the benefit of the Company should be approved by the Chairman of the Board and/or President with consent from the Board of Directors.

         It is not always easy to discern between what is and is not proper to accept from a customer or business associate. Each decision has to be made in view of the total circumstances and in light of whether a public disclosure of the facts would prove embarrassing or detrimental to the Company.

        PROHIBITION ON PERSONAL LOANS TO DIRECTORS AND EXECUTIVE OFFICERS

         The securities laws and Company policy prohibit the Company from extending any personal loan or making any other extension of credit to the Company's executive officers and directors, guaranteeing any indebtedness of its executive officers or directors, or arranging for any other party to make a loan or extend credit in any form to any of the Company's executive officers or directors.

         Certain transactions between the Company and its executive officers and directors, such as advancement of job relocation, travel, and other expenses by the Company to its executive officers and directors and split-dollar life insurance policies issued to executive officers and directors may violate the securities laws. Therefore, Company policy prohibits these transactions unless they are approved in advance by the Company's legal counsel.

                    CORPORATE HOSPITALITY OF PUBLIC OFFICIALS

         Any acts of hospitality directed toward government officials on a local, state or national level should be so limited in nature and scope as to avoid the appearance of any impropriety. The acts must be viewed from the perspective of whether there is any possibility that the action will impugn the reputation of the public official or the Company. It should be assumed that all such acts would later become a matter of public knowledge.

                     PROTECTION OF CONFIDENTIAL INFORMATION

         It is Company policy that employees respect the confidential nature of information coming into their hands by virtue of their employment position. This applies not only to access to information about business or technology, but also to information accumulated on applicants, personnel and others contacted in the Company's operations. Not only is such information not to be discussed while employed by the Company, but also it is to remain confidential should an employee's relationship with the Company be terminated.

                         ANTI-TRUST AND TRADE REGULATION

         The Company has a firm commitment to prevent any violations of anti-trust and trade regulation law. The basic purpose of the legislation in this area is to prevent any unfair, restrictive or collusive practices. The laws specifically forbid: (1) joint action which constitutes contract, combination and conspiracy in restraint of trade; (2) action by any individual or company that monopolizes or tends to monopolize or restrain trade; and, (3) price discrimination, and exclusive dealing and tie-in arrangements.

         Should there be some question concerning an action which is about to be taken and which might involve violation of any anti-trust or trade regulation law, one should consult first with the CFO.

                     PROPER ACCOUNTING AND INTERNAL CONTROLS

         The Company expects and demands compliance with accepted accounting rules and controls at all times. The Company's books, records, and accounts must be created and maintained so that they at all times accurately and fairly reflect all transactions involving the receipt or disposition of Company assets. Any attempt to create false or misleading records or cause others to create false or misleading records is forbidden. No undisclosed funds or accounts shall be established for any purpose. All assets of the Company, in particular bank accounts in which Company cash is on deposit, shall be recorded in the regular books of the Company. No entries may be made in the Company's books or records that intentionally conceal or disguise the true nature of any Company transaction.

         It is important that financial statements and related disclosures made by the Company be free of material errors. It is the policy of the Company to fully and fairly disclose the financial condition of the Company in compliance with all applicable accounting principles, laws, rules, and regulations. The integrity of the Company's financial statements and internal controls is vital to its success. Compliance with the Company's system of internal accounting controls is required.

         No information should be concealed from the Company's independent auditors. Company policy prohibits any employee from knowingly making or causing others to make a materially misleading, incomplete, or false statement to an accountant, an attorney, or any other person in connection with an audit or any filing with any governmental or regulatory entity (such as NASDAQ or the Securities and Exchange Commission). You must not take any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the Company's financial statements for the purpose of rendering such financial statements materially misleading. You must not omit or cause others to omit any material fact that is necessary to prevent a statement made in connection with an audit, filing, or examination of the Company's financial statements from being misleading.

         If you have information or knowledge of any false or misleading entry on the books of the Company, any attempt to influence, coerce, manipulate, or mislead an auditor, or any other questionable accounting or auditing matter or internal control matter, you must promptly report the matter to the Audit Committee. Reports may be made anonymously and should be made as described below under the heading "Discovery and Reporting of Violations."

                       DOCUMENT RETENTION AND MAINTENANCE

         Documents created in the course of conducting the Company's business should be retained in accordance with applicable law and Company policy. You should ask the Company's CFO if you have any questions regarding document retention.

         The Company prohibits employees and directors from altering, destroying, mutilating, concealing, covering up, falsifying, or making a false entry in any record, document, or other object, or attempting to do so with the intent of impairing the object's integrity or availability for use in an official proceeding or impeding, obstructing, or influencing the investigation or proper administration of any matter within the jurisdiction of any governmental agency or bankruptcy court.

                            UNAUTHORIZED TRANSACTIONS

         At no time shall a director, officer or employee of the Company use the Company name or influence to purchase goods or services for their personal benefit or obtain special pricing or discounts. In addition, no director, officer or employee shall take advantage of the Company personnel, equipment or supplies for their personal use or benefit.

                       FULL COMMUNICATION WITH MANAGEMENT

         Senior management personnel must be informed at all times of matters that might be considered sensitive in preserving the Company's reputation. Concealing information from management is incompatible with Company policies and such conduct will not be tolerated.

                                 SECURITIES LAWS

         The requirements of the federal securities laws are of utmost concern to the Company and its employees. It is the Company's policy that all
disclosures  to  the  investing  public  shall  be  truthful,   timely  and  not
misleading. This includes, but is not limited to, annual reports, press releases, reports to analysts or securities dealers, and letters to shareholders. The Company recognizes that the investing public is entitled to have truthful and full information about any company, and that it is unfair for a person possessing material information about a company to trade in that company's securities when that information is not known to other potential traders or investors. Therefore, employees may not trade in or pledge any securities of the Company while in possession of material, non-public information. Information is "material" if it is important enough to affect someone's decision to buy, sell or hold the Company's securities. Company employees must not disclose material inside information to anyone, except to Company officers whose positions require them to know, until the information has been released publicly.

                                EQUAL OPPORTUNITY

         The Company's practices and philosophy support and foster its commitment to provide equal employment opportunities in all job classifications without regard to race, color, sex, religion, national origin, age, veteran status, disability or marital status in accordance with federal, state and local laws, rules and regulations. This policy relates to all phases of employment, including but not limited to recruitment, employment, placement, promotion, transfer, recall, termination, rates of pay and other forms of compensation and benefits, selection for training, tuition reimbursement and social and recreational programs.

         It is the Company's policy to comply completely with all applicable federal, state and local employment laws. The Company is committed to a policy of offering equal employment opportunities in every aspect of employment and seeks to employ and promote the most capable and promising individuals available.

                             COMPLIANCE WITH POLICY

         To help assure that all directors, officers and employees of the Company follow these policies and continue to fulfill their responsibilities to consumers, stockholders and society, each employee is expected to be thoroughly familiar with the provisions outlined herein. This policy statement should be referred to at least annually and more often if instances arise where there appears to be some questionable practice or procedure.

         The Company is continually monitoring areas of social and corporate concern, and will be relying heavily upon its personnel to maintain and ensure strict compliance with the highest corporate ethical standards.

                            FAILURE TO COMPLY; WAIVER

         A failure by any employee or director to comply with the laws or regulations governing the Company's business or this Code of Conduct may result in disciplinary action, up to and including immediate termination of employment and, if warranted, may subject the employee or director to legal proceedings.

The Company is committed to ensuring that enforcement of this Code of Conduct is prompt and consistent. If any employee of the Company, other than the President or any Vice President, is alleged to have violated this Code of Conduct, the CFO is responsible for determining whether an investigation regarding the alleged misconduct should be undertaken, overseeing any such investigation, determining whether any violation occurred, and determining what disciplinary action, if any, is warranted. In fulfilling these responsibilities, the CFO may consult with such other members of management and employees, including members of the Company's Human Resources department, and outside advisors as he shall deem necessary to ensure that the process by which violations are determined is fair and that enforcement of this Code of Conduct is prompt and consistent. The Company's audit committee shall monitor the actions taken by the CFO to enforce this Code of Conduct.

         If any director or the President or any Vice President is alleged to have violated this Code of Conduct, the Company's audit committee is responsible for determining whether an investigation regarding the alleged misconduct should be undertaken, overseeing any such investigation, determining whether any violation occurred, and determining what action, if any, should be taken by the Company. In fulfilling these responsibilities, the Audit Committee may consult with such members of management and Company employees, including members of the Company's Human Resources department, and outside advisors as it shall deem necessary to ensure that the process by which violations are determined is fair and that enforcement of this Code of Conduct is prompt and consistent.

         Only the Board of Directors may waive application of any part of this Code of Conduct to a director, the President, any Vice President, or any other executive officer of the Company. In the event that a waiver is granted to any of these persons, the Company will disclose such waiver promptly to the Company's shareholders, along with the reasons for the waiver. Only the Board, the CEO, or the CFO may waive application of any provision of this Code of Conduct to any other Company employee. A waiver will be granted only if a determination is made that the waiver is appropriate and after implementation of any controls that are necessary or appropriate to protect the Company.

                      DISCOVERY AND REPORTING OF VIOLATIONS

         The Company's employees are critical to maintaining an effective compliance system. In addition to your personal responsibility for following the standards outlined in this Code of Conduct, you are responsible for raising concerns about risks to the Company. If you believe that another employee or a director has violated, or may violate, a law, rule, regulation, or this Code of Conduct or if you are instructed to perform an action that you believe is in violation of a law, rule, regulation, or this Code of Conduct, you must report that information immediately in the manner described above under the heading "Failure to Comply; Waiver." Whenever you are in doubt, it is best to raise your concern. All communications, including your calls, notes, and/or e-mails will be appropriately investigated and kept as confidential as possible.

         A separate reporting procedure is available for the confidential and anonymous submission of concerns that you may have regarding questionable accounting or auditing matters or internal controls. Any such concerns may be reported to the Audit Committee of the Board of Directors by sending a written communication to the Audit Committee or any one or more of the members of the Audit Committee by mail, c/o Director of Human Resources, Span-America Medical Systems, Inc., 70 Commerce Center, Greenville, South Carolina 29615 or by fax to 864-288-8692. YOU DO NOT HAVE TO GIVE YOUR NAME. The Audit Committee will oversee any investigation of matters reported through this procedure. You may also use this procedure to make a report confidentially and anonymously if you believe that any executive officer of the Company has violated, or may violate, a rule, regulation, or this Code of Conduct or if you are instructed by an executive officer of the Company to perform any action that you believe is in violation of a law, rule, regulation, or this Code of Conduct.

         No employee acting in good faith will be subject to discipline for providing information regarding suspected violations of law, Company policy, or this Code of Conduct to the CFO or Audit Committee pursuant to the procedures set forth in this Code of Conduct, to any other employee of the Company, or to any governmental authority. Company policy prohibits any director, officer, or employee from retaliating or taking any harmful action against any Company employee for providing truthful information regarding a suspected violation of law to any governmental authority or for cooperating or assisting in any investigation or providing testimony in any governmental proceeding.

                           STATEMENT OF ACKNOWLEDGMENT

         I have read the Company's Code of Conduct, consisting of eight pages, and have retained a copy for my future guidance. It is my understanding that this Code is only a guide to possible conflicts of interest and that all potential conflicts and business ethics problems are to be reported to the CFO whether or not they are of the type discussed in the Code.

         I understand that I am to advise the CFO in writing immediately if any situation arises involving a possible conflict of interest or unethical business action. I understand that I am to advise the Audit Committee of the Company if I have any concerns regarding questionable accounting or auditing matters or internal controls. I further understand that I am to advise the Audit Committee of the Company if I believe that any executive officer of the Company, such as the CEO or CFO, has violated or may have violated this Code of Conduct or any other applicable law.

         I currently have no personal interests, nor does any member of my immediate family have personal interests, other than those set forth below, which may conflict with the interests of the Company. In addition, I release the Company from any liability in the event an investigation is conducted relative to any violation of this policy.

Disclosures (If none, state none):

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Signature:                                       Date:
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Printed Name:                                    Position:
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THIS PAGE IS TO BE COMPLETED IMMEDIATELY AND RETURNED TO THE ATTENTION

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LIST ANY  RELATIVE  (AS  DEFINED  IN  PARAGRAPH  D ON PAGE 2) THAT IS  CURRENTLY
EMPLOYED BY THE COMPANY AND THE DEPARTMENT IN WHICH THEY ARE EMPLOYED.

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LIST ANY  RELATIVE (AS DEFINED IN PARAGRAPH D ON PAGE 2) THAT MAY BE EMPLOYED BY
A VENDOR DOING BUSINESS WITH THE COMPANY AND THE COMPANY BY WHICH THEY ARE EMPLOYED.

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RETURN THIS SHEET WITH THE "STATEMENT OF ACKNOWLEDGEMENT" FORM TO

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